UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2010

GRYPHON GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02	Termination of a Material Definitive Agreement

On August 16, 2010, Gryphon Gold Corporation (the “Registrant”), its wholly-owned subsidiary Borealis Mining Company (“Borealis”) and Sage Gold Inc. (“Sage”, collectively with the Registrant and Borealis, the “Parties”) entered into a Termination Agreement for Option Agreement Subscription Agreement (the “Termination Agreement”).  The Termination Agreement terminated (i) the Option Agreement entered into by and among the Parties on March 5, 2010, as amended on March 26, 2010, April 19, 2010, April 28, 2010, and June 15, 2010 (the “Option Agreement”), and (ii) the Subscription Agreement entered into by and among the Parties on March 5, 2010, as amended on March 26, 2010 and April 28, 2010 (the “Subscription Agreement”).  The foregoing description of the Termination Agreement is qualified in its entirety by reference to the copy of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.02.

The Option Agreement has been filed as follows: (i) the Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on March 8, 2010, (ii) Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on March 30, 2010, (iii) Amendment No. 2 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 20, 2010, (iv) Amendment No. 3 to Option Agreement and Amendment No. 2 to Subscription Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on May 6, 2010; and (v) Amendment No. 4 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on June 16, 2010, each of which is hereby incorporated by reference into this Item 1.02.

The Registrant has not incurred any material termination penalties as a result of entering into the Termination Agreement.

Item 7.01	Regulation FD Disclosure.

On August 17, 2010, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the execution of the Termination Agreement.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01                      Exhibits.

Exhibit	Description
10.1	Termination Agreement, dated August 16, 2010
99.1	Press Release, dated August 17, 2010*

*Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION (Registrant)

Dated: August 17, 2010	By: /s/ John L. Key John L. Key Chief Executive Officer

EXHIBIT INDEX
Exhibit	Description
10.1	Termination Agreement, dated August 16, 2010
99.1	Press Release, dated August 17, 2010*

*Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.